UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 11, 2008
GENERAL MILLS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota (Mail: P.O. Box 1113)		55426 (Mail: 55440)

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (763) 764-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
INSTANCE DOCUMENT
SCHEMA DOCUMENT
CALCULATION LINKBASE DOCUMENT
LABELS LINKBASE DOCUMENT
PRESENTATION LINKBASE DOCUMENT
DEFINITION LINKBASE DOCUMENT

Item 8.01 Other Events.
Attached as Exhibit 100 to this report are the following financial statements from General Mills, Inc.’s (the “Company”) Annual Report on Form 10-K for the fiscal year ended May 25, 2008, filed with the Securities and Exchange Commission on July 11, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statements of Earnings for the fiscal years ended May 25, 2008, May 27, 2007 and May 28, 2006; (ii) the Consolidated Balance Sheets as of May 25, 2008 and May 27, 2007; (iii) the Consolidated Statements of Stockholders’ Equity and Comprehensive Income for the fiscal years ended May 25, 2008, May 27, 2007 and May 28, 2006; and (iv) the Consolidated Statements of Cash Flows for the fiscal years ended May 25, 2008, May 27, 2007 and May 28, 2006. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official publicly filed financial statements of the Company. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.
In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

100	The following financial statements from the Company’s Annual Report on Form 10-K for the fiscal year ended May 25, 2008, filed on July 11, 2008, formatted in XBRL: (i) the Consolidated Statements of Earnings for the fiscal years ended May 25, 2008, May 27, 2007 and May 28, 2006; (ii) the Consolidated Balance Sheets as of May 25, 2008 and May 27, 2007; (iii) the Consolidated Statements of Stockholders’ Equity and Comprehensive Income for the fiscal years ended May 25, 2008, May 27, 2007 and May 28, 2006; and (iv) the Consolidated Statements of Cash Flows for the fiscal years ended May 25, 2008, May 27, 2007 and May 28, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 15, 2008

GENERAL MILLS, INC.
By:	/s/ Donal L. Mulligan
	Name:	Donal L. Mulligan
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

100	The following financial statements from the Company’s Annual Report on Form 10-K for the fiscal year ended May 25, 2008, filed on July 11, 2008, formatted in XBRL: (i) the Consolidated Statements of Earnings for the fiscal years ended May 25, 2008, May 27, 2007 and May 28, 2006; (ii) the Consolidated Balance Sheets as of May 25, 2008 and May 27, 2007; (iii) the Consolidated Statements of Stockholders’ Equity and Comprehensive Income for the fiscal years ended May 25, 2008, May 27, 2007 and May 28, 2006; and (iv) the Consolidated Statements of Cash Flows for the fiscal years ended May 25, 2008, May 27, 2007 and May 28, 2006.